Exhibit 99.1

NORTH AMERICAN

CUSTOM SPECIALITY VEHICLES, LLC

Financial Statements

and

Supplementary Information

For the Years Ended

December 31, 2013 and 2012

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC

Contents

Page

Independent Auditors’ Report	2 – 3

Balance Sheets	5

Statements of Income and Members’ Equity	6

Statements of Cash Flows	7 – 8

Notes to Financial Statements	9 –13

Supplementary Information	14

Schedules of Cost of Revenues Earned	15

Schedules of General and Administrative Expenses	16

J. Kenny Crow, Jr., CPA
John R. Shields, CPA
Joseph M. Bailey, CPA
Regina L. McKellar, CPA, CVA
Edward G. McDermott, CPA
A. Bruce Dudley, Jr., CPA
Vivian V. Chateau, CPA

INDEPENDENT AUDITORS’ REPORT

Mr. David Loppert

Global Digital Solutions, Inc.

West Palm Beach, Florida

We have audited the accompanying financial statements of North American Custom Specialty Vehicles, LLC (an Alabama limited liability company), which comprise the balance sheets as of December 31, 2013 and 2012, the related statements of income and members’ equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America: this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require us to plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made my management, as well as evaluating the overall presentation of the financial statements.

Mobile Office	Gulf Shores Office	CSBcpa.com
tel (251) 343.1012 │ fax (251) 343.1294	tel (251) 968.4337 │ fax (251) 968.8995	toll free (800) 347.8583
3742 professional Parkway	121 Cove Avenue │ P.O. Box 2405
Mobile, AI. 36609	Gulf Shores, AL 36547

Member of American Institute of Certified Public Accountants and Alabama Society of Certified Public Accountants.

Mr. David Loppert Global Digital Solutions, Inc. Page Two

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North American Custom Specialty Vehicles, Inc. as December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The schedules on pages 12 and 13 are presented for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ Crow Shields Bailey, PC

August 6, 2014

Mobile, Alabama

FINANCIAL STATEMENTS

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
BALANCE SHEETS

	December 31
	2013	2012
Assets
Current assets
Cash	$61,231	$116,628
Accounts receivable - trade	723,215	636,164
Inventory	774,509	615,931
Prepaid expenses	5,496	11,150
Due from member	1,798	-
Costs and estimated earnings in excess of billings on uncompleted contracts	-	84,846
Total current assets	1,566,249	1,464,719

Property and equipment
Furniture and fixtures	1,000	1,000
Office equipment	18,334	1,000
Machinery and equipment	2,879	1,500
Leasehold improvements	25,000	25,000
Vehicles	41,422	41,422
	88,635	69,922
Less accumulated depreciation	13,707	4,055
Net property and equipment	74,928	65,867

	$1,641,177	$1,530,586
Liabilities and Members’ Equity
Current liabilities
Accounts payable	$7,827	$81,546
Accrued expenses	5,140	5,642
Note payable - member	-	200,000
Due to member	-	20,916
Due to related party	-	58,400
Billings in excess of costs and estimated earnings on uncompleted contracts	370,015	152,226
Total current liabilities	382,982	518,730

Members’ equity	1,258,195	1,011,856

	$1,641,177	$1,530,586

See notes to financial statements

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
STATEMENTS OF INCOME AND MEMBERS’ EQUITY

	Years Ended December 31
	2013	2012

Contract revenues earned	$5,172,955	$4,623,966

Cost of revenues earned	3,381,638	2,835,899

Gross profit	1,791,317	1,788,067

Expenses
General and administrative	1,339,546	944,186
Interest	11,713	24,567
Depreciation	9,652	4,055
Total expenses	1,360,911	972,808

Income from operations	430,406	815,259

Other income
Interest	99	283
Management fee	218,604	-
Other	47,230	3,807
Total other income	265,933	4,090

Net income	696,339	819,349

Members’ equity, beginning of year	1,011,856	192,507

Distributions	450,000	-

Members’ equity, end of year	$1,258,195	$1,011,856

See notes to financial statements

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
STATEMENTS OF CASH FLOWS

	Years Ended December 31
	2013	2012
Cash flows from operating activities:
Net income	$696,339	$819,349
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	9,652	4,055
Changes in assets and liabilities (Increase) decrease in:
Receivables	(87,051)	(540,977)
Prepaid expenses	31,825	9,450
Inventory	(158,578)	(465,931)
Costs and estimated earnings in excess of billings on uncompleted contracts	84,846	262,360
Increase (decrease) in:
Accounts payable	(73,719)	(354,909)
Accrued expenses	(502)	5,642
Due to (from) member	(22,714)	(12,106)
Due to related party	(58,400)	29,500
Billings in excess of costs and estimated earnings on uncompleted contracts	217,789	152,226
Net cash provided by (used in) operating activities	639,487	(91,341)

Cash flows from investing activities:
Purchase of property and equipment	(18,713)	(8,000)
Net cash used in investing activities	(18,713)	(8,000)

Cash flows from financing activities:
Principal payments on short-term debt	(26,171)	(20,600)
Proceeds of loans from member	-	1,741,088
Repayment of loans from member	(200,000)	(1,541,088)
Distributions	(450,000)	-
Net cash provided by (used in) financing activities	(676,171)	179,400

Net increase (decrease) in cash	(55,397)	80,059

Cash - beginning of year	116,628	36,569

Cash - end of year	$61,231	$116,628

See notes to financial statements

	Years Ended December 31
	2013	2012
Supplemental cash flow disclosures:
Interest paid	$11,713	$28,148

Schedule of non-cash investing and financing transactions:

During 2013 and 2012, the Company financed the cost of certain insurance premiums with a note payable in the amount of $26,079 and $20,600, respectively.

During 2012, the Company purchased furniture, equipment, and leasehold improvements totaling $28,500 from a related entity by increasing the amount due to that entity.

During 2012, a member transferred a vehicle to the Company for $33,422. The Company increased balance due to member by the same amount.

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013 AND 2012

Note 1 - Nature of operations

North American Custom Specialty Vehicles, LLC was organized on October 27, 2011, under the laws of the State of Alabama. The Company operates principally in the homeland security and public safety industries in the United States whereby the Company builds mobile command units for military, law enforcement, emergency management, and private sector companies.

The terms of the Organizational Agreement provide that Brian A. Dekle serves as the Manager and owns 75% of the membership interests and that John Ramsay owns 25% of the membership interests. The Agreement also dictates that John Ramsay has no right to vote on any matters and that the Company’s net profits or net losses shall be allocated to the members in proportion to their membership interests. Generally, the liability of the members of the Company is limited to the members’ total capital contributions.

Note 2 - Summary of significant accounting policies

Revenue and cost recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized using the percentage-of-completion method of revenue recognition, measured by the percentage of cost incurred to date to the estimated total cost for each contract. This method is used because management considers it to be the best available measure of progress on these contracts. Because of inherent uncertainties in estimating costs, it is possible that the estimates used will change within the near-term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as payroll taxes and worker’s compensation insurance premiums. Operating expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts”, represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts”, represents billings in excess of revenues recognized.

Cash and cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013 AND 2012

Allowance for doubtful accounts

Accounts receivable is stated at cost, net of any allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses resulting from the failure of customers to meet their obligations. Based on management’s evaluation of each customer, the Company considers all remaining accounts receivable to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.

Inventory

Inventory consists of the shells and components to be added to the mobile command units and is stated at the lower of cost (first-in, first-out) or market.

Property and equipment

Property and equipment are carried at cost. Expenditures which materially increase values or extend useful lives are capitalized while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged against income as incurred. The net gain or loss on items retired or otherwise disposed of is credited or charged to operations and the cost and accumulated depreciation are removed from the accounts.

Depreciation

A provision for depreciation of property and equipment is made on a basis considered adequate to amortize the related costs (net of salvage value) over their estimated useful lives using the straight-line method. Estimated useful lives are principally as follows: vehicles, 5 years; furniture and fixtures and office equipment, 5-10 years; leasehold improvements, 40 years; machinery and equipment 5-10 years.

Income taxes

North American Custom Specialty Vehicles, LLC, with consent of the members, has elected to be taxed as an S Corporation. In general, this election provides that income of the corporation passes through and is taxed directly to the members and not to the North American Custom Specialty Vehicles, LLC. Therefore, no provision or liability for income taxes is presented in these financial statements.

The Company is no longer subject to U.S. Federal and State of Alabama income tax examinations by the tax authorities for years before 2010.

Advertising

All advertising costs are expensed as incurred.

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013 AND 2012

Shipping and handling

Shipping and handling costs are charged to the contract cost when incurred and are included in the costs of revenues earned.

Note 3 - Concentrations of credit risk

The Company maintains deposit accounts in two financial institutions. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per financial institution. At times, deposit accounts may be in excess of limits insured by the FDIC. However, there were no uninsured amounts at December 31, 2013 and 2012.

Although the Company’s construction contracts are made with various customers, revenues from contracts with two major customers totaled $4,607,580 or approximately 91 percent of total revenues for the year ended December 31, 2013. Revenues from contracts with two major customers totaled $4,334,348 or approximately 94 percent of total revenues for the year ended December 31, 2012. Total balances due from these customers included in receivables as of December 31, 2013 and 2012 was $365,679 and $623,925, respectively.

At December 31, 2013, one customer individually accounted for 49% of the Company’s outstanding trade receivables and another customer, 51%. At December 31, 2012, one customer individually accounted for 98% of the Company’s outstanding trade receivables.

Note 4 - Contracts in progress

Contracts in progress consisted of the following at December 31:

	2013	2012
Costs incurred on uncompleted contracts	$268,088	$989,834
Estimated earnings	194,580	514,833
	462,668	1,504,667
Less billings to date	(832,683)	(1,572,047)
	$(370,015)	$(67,380)

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2013 AND 2012

Included in the accompanying balance sheet under the following captions:

	2013	2012
Costs and estimated earnings in excess of billings on uncompleted contracts	$-	$84,846
Billings in excess of costs and estimated earnings on uncompleted contracts	(370,015)	(152,226)
	$(370,015)	$(67,380)

Note 5 – Inventory

Inventory consisted of the following at December 31:

	2013	2012
Materials inventory	$49,367	$3,927
Truck and trailer inventory	725,142	612,004
	$774,509	$615,931

Note 6 - Operating leases

The Company leases two buildings under a year-to-year operating lease. The lease was renewed on January 1, 2014 with future monthly rental payments of $6,749.

Total rent expense under this lease for the years ended December 31, 2013 and 2012 was $80,984 and $67,487, respectively.

Note 7 - Related parties

During 2013, the Company was paid a management fee in the amount of $218,604 for maintenance and operation of an airplane owned by North American Catastrophe Services, Inc., a company related through common ownership.

During 2012, a member made periodic advances to the LLC under a personal line of credit in the amount of $1,741,088. As of December 31, 2012, repayments of the loan had been made in the amount of $1,541,088. The outstanding balance of $200,000 at December 31, 2012 was paid during 2013 with interest, accrued at a rate of 5% per annum. For the years ending December 31, 2013 and 2012, the LLC made interest payments to the member of $10,856 and $23,135, respectively.

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013 AND 2012

At December 31, 2012, the Company had outstanding advances from a member totaling $20,916. These advances were paid in full during 2013.

On February 1, 2012, the Company signed a bill of sale for purchase of furniture, equipment, and leasehold improvements of $28,500, and inventory of $29,500 from North American Catastrophe Services, Inc. These amounts were paid in full during 2013.

Note 8 - Backlog

The following schedule summarizes changes in backlog on construction contracts during the year ended December 31, 2013. Backlog represents the amount of estimated revenues the Company expects to realize from uncompleted contracts in progress at year end and from signed contractual agreements on work which has not yet begun.

Balance, December 31, 2012	$1,098,164
New contracts and adjustments	4,977,793
6,075,957
Less contract revenues earned	5,172,955
Balance, December 31, 2013	$903,002

During 2014, the Company has entered into new construction contracts totaling $1,138,346.

Note 9 - Contingencies

The Company is involved in certain litigation in the ordinary course of business. Management does not anticipate these claims to have a significant adverse impact on the Company’s financial position.

Note 10 - Subsequent events

On June 16, 2014, the Company’s members executed an agreement to sell their membership interests. The sales agreement stipulates that the final purchase price, to be remunerated to the sellers in cash and shares of stock issued by the purchaser, is dependent upon numerous future financial events. Additionally, the selling members have agreed to certain covenants to protect the key assets involved in the purchase. The Company will continue operations as a subsidiary entity of the purchaser.

Subsequent events were evaluated through August 1, 2014, which is the date the financial statements were available to be issued.

SUPPLEMENTARY INFORMATION

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
SCHEDULES OF COST OF REVENUES EARNED

	Years Ended December 31
	2013	2012

Labor	$439,095	$385,536
Material	2,622,535	2,249,964
Contract labor	107,879	86,347
Freight	35,659	27,982
Payroll taxes	37,833	30,843
Insurance	52,106	33,303
Transport/delivery	86,531	21,924
	$3,381,638	$2,835,899

NORTH AMERICAN CUSTOM SPECIALTY VEHICLES, LLC
SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES

	Years Ended December 31
	2013	2012
Advertising	$149,884	$52,267
Automobile	3,962	4,306
Bad debt	627	-
Bonding	-	101
Bank/finance charges	1,394	509
Contributions	77,705	3,851
Computer and internet	1,043	1,120
Dues and subscriptions	590	722
Expense reimbursement	-	3,246
Insurance	50,397	46,572
Legal and accounting	52,861	10,166
Meals and entertainment	10,661	7,647
Miscellaneous	6,796	9,972
Officer salary	611,000	447,500
Payroll taxes	19,351	24,539
Postage and delivery	2,552	4,082
Rent	80,984	67,487
Repairs and maintenance	16,066	33,443
Salaries	147,216	147,255
Security	582	582
Supplies	8,434	14,704
Taxes and licenses	13,091	11,224
Telephone	8,102	4,313
Travel	60,826	36,094
Uniforms	7,174	5,098
Utilities	8,248	7,386
	$1,339,546	$944,186